UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
————————————
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

————————————

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
————————————

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)
————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On December 30, 2014, Broadridge Financial Solutions, Inc., a Delaware corporation (“Broadridge” or the “Company”), and its wholly-owned subsidiary, Broadridge Securities Processing Solutions, Inc., a Delaware corporation, completed the acquisition of all of the issued and outstanding membership interests of TwoFour Systems LLC, a Delaware limited liability company (“TwoFour”) from TwoFour Holdings LLC, a Delaware limited liability company. TwoFour is a provider of real-time foreign exchange solutions for banks and broker-dealers. TwoFour is located in White Plains, New York.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 31, 2014

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ James M. Young Name: James M. Young Title: Corporate Vice President and Chief Financial Officer